Exhibit 99.1

FOR IMMEDIATE RELEASE

Valion Bio Announces Changes to Management and Board of Directors

Current CFO, Lisa Wolf named President and COO, assuming expanded executive and operational leadership. Jared Malbin and Thomas Jensen appointed as directors.

•	Lead Asset Positioned for Significant Markets: Entolimod targets the projected $7.8 billion Acute Radiation Syndrome (“ARS”) market by 2032 and a multi-billion-dollar oncology supportive-care opportunity through its differentiated dual-tissue cytoprotection platform¹˒²

•	Focused on Value Creation: Streamlined leadership and additional Board expertise are designed to accelerate execution, strengthen commercial opportunities and better align Valion’s market valuation with the underlying value of its assets, capabilities, and future prospects

SAN ANTONIO, TX / September 1, 2026 / -- Valion Bio, Inc. (Nasdaq: VBIO) (“Valion” or the “Company”), a clinical-stage biopharmaceutical company, today announced strategic changes to its management team and Board of Directors designed to accelerate execution across its clinical and commercial initiatives and position the Company for its next phase of growth.

The Company’s Board of Directors has unanimously appointed Lisa Wolf to the expanded roles of President and Chief Operating Officer (“COO”), effective immediately. Ms. Wolf will continue to serve as Chief Financial Officer (“CFO”) and will assume executive leadership of the Company following the departure of former Chief Executive Officer, Michael K. Handley.

The expanded role brings Valion’s financial, operational and strategic functions under unified leadership at an important inflection point for the Company. Ms. Wolf will oversee the continued advancement of Valion’s lead product candidate, Entolimod, while directing the Company’s efforts to expand government, international and commercial partnership opportunities.

“Lisa has earned the deep respect and confidence of the Board, and she is uniquely qualified to lead Valion through this next phase of execution and growth,” said Sheryle Bolton, Chair of Valion’s Board of Directors. “Valion has built a differentiated combination of proprietary science, biomanufacturing infrastructure and significant market opportunities. Our priority now is execution — advancing Entolimod, pursuing commercial and government opportunities, and creating a business model capable of generating sustainable value for shareholders.”

“I am energized to assume expanded leadership of Valion at this pivotal stage in the Company’s development,” Ms. Wolf said. “Our objective is clear: translate the potential of Entolimod and our manufacturing platform into meaningful commercial opportunities while maintaining disciplined capital allocation and execution.

Entolimod has the potential to address significant unmet needs across both ARS and oncology supportive care. Its differentiated approach to cytoprotection provides a compelling foundation for pursuing government, institutional and pharmaceutical opportunities.”

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Strengthening the Board for Valion’s Next Phase

The Company also announces the recent appointments of Thomas Jensen and Jared Malbin as directors to its Board.

Mr. Malbin brings more than 25 years of financial-services experience spanning broker-dealer operations, compliance, finance and capital markets. He currently serves as Chief Operating Officer of Lucid Capital Markets, LLC, a boutique investment-banking broker-dealer, where he oversees firm operations and regulatory strategy across the firm’s capital-markets and trading businesses. He has extensive experience building regulatory and compliance functions and guiding firms through regulatory examinations and approval processes. Mr. Malbin also serves on the boards of two private insurance companies. He holds a Bachelor of Arts degree from Tufts University.

Mr. Jensen currently serves as Chief Executive Officer, Co-Founder and Director of Nasdaq-listed Allarity Therapeutics. Under his leadership, Allarity is advancing stenoparib, a dual PARP/WNT inhibitor, through Phase 2 trials in advanced ovarian cancer. Mr. Jensen brings more than 20 years of global biotechnology and oncology experience spanning research and development, corporate strategy and business leadership. He holds a Bachelor of Science degree in Biology from the Technical University of Denmark and conducted further studies in Biology at the University of Copenhagen.

“We are very pleased to welcome Jared and Thomas to Valion’s Board,” said Ms. Bolton. “Their combined experience across capital markets, regulatory strategy, biotechnology, oncology and corporate development significantly strengthens the Board as we enter our next phase. These appointments also reflect the importance of maintaining strong alignment among Valion, its Board and its shareholders.”

Sources

1 CoherentMI “Acute Radiation Syndrome Market Size and Share Analysis – Growth Trends and Forecasts” https://www.coherentmi.com/industry-reports/acute-radiation-syndrome-market

2 Market Research.com “Global Chemotherapy-Induced Neutropenia Treatment Market 2026-2035” https://www.marketresearch.com/Orion-Market-Research-v4261/Global-Chemotherapy-Induced-Neutropenia-Treatment-44733511/

About Valion Bio, Inc.

Valion Bio, Inc. (Nasdaq: VBIO) is developing biologics that activate innate immune pathways for cytoprotection and modulate immune responses in conditions driven by radiation, disease and immune dysregulation.

The Company’s lead candidate, Entolimod, is being developed as a potential medical countermeasure for Acute Radiation Syndrome and has been evaluated in animal models under the U.S. Food and Drug Administration’s (“FDA”) Animal Rule, which allows the Agency to approve new drugs and biological products based on animal efficacy studies when human clinical trials are not ethical or feasible, such as in the case of acute radiation exposure. Entolimod is a novel Toll-like Receptor 5 agonist designed to activate NF-κB signaling pathways associated with cellular protection, tissue recovery and immune response. The product candidate has received Fast Track and Orphan Drug designations from the FDA.

Valion Bio is also advancing Entolasta, a next-generation TLR5 agonist designed for potential use in broader therapeutic applications, including oncology supportive care. The Company’s pipeline includes potential programs in neutropenia and immune dysfunction.

For more information, visit www.valionbio.com.

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Forward-Looking Statements

This press release contains forward-looking statements that are subject to substantial risks and uncertainties. All statements other than statements of historical fact contained in this press release are forward-looking statements.

Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions, although not all forward-looking statements contain these words.

Forward-looking statements in this press release include, among others, statements regarding: the development and regulatory advancement of Entolimod under the FDA Animal Rule U.S. or allied-government entities; the timing and outcome of regulatory or government interactions; the potential use of Entolimod before or after radiation exposure; the product candidate’s potential to address gastrointestinal or hematopoietic radiation injury; the initiation, design, timing and outcome of physician-sponsored studies in neutropenia; the development and potential applications of Entolasta; the ability of the Company to expand the TLR5 platform into oncology supportive care or other indications; the scalability, capacity, economics and strategic benefits of the Company’s manufacturing operations; potential third-party CDMO demand or revenue; and the Company’s ability to obtain additional capital and execute its business strategy.

These forward-looking statements are based on Valion Bio’s current expectations, estimates and assumptions and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of numerous factors, including the Company’s interactions with and guidance from the FDA and other regulatory authorities; the continued interest of BARDA and other U.S. government agencies in Entolimod; the outcome of the Company’s engagement with Ukraine’s Ministry of Health and other allied governments; whether any Request for Information results in a pre-submission meeting, regulatory authorization, stockpiling agreement, procurement or revenue; the Company’s ability to satisfy the requirements of the FDA Animal Rule; the timing and success of preclinical and clinical studies; the Company’s ability to achieve expected benefits from its development and manufacturing assets; changes in relationships with partners, government agencies or other stakeholders; manufacturing, supply-chain and quality risks; the ability to attract and retain CDMO customers; the Company’s need for and ability to secure additional working capital; the Company’s ability to maintain its Nasdaq listing; changes in tariffs, inflation, political conditions, legal requirements, regulatory policy and economic conditions; and other risks described in the Company’s filings with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on these forward-looking statements. For a discussion of risks and uncertainties relevant to Valion Bio, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, including the section titled “Risk Factors,” as well as the Company’s subsequent filings with the SEC.

Forward-looking statements contained in this press release speak only as of the date of this release. Valion Bio undertakes no obligation to update any forward-looking statement except as required by applicable law.

Investor and Media Contact:

Stephen Kilmer

(646) 274-3580

Stephen.Kilmer@valionbio.com

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